UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 4, 2004

SMTEK INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-08101	33-0213512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Science Drive Moorpark, California		93021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:     (805) 532-2800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 12.                                  Results of Operations and Financial Condition.

On February 4, 2004, SMTEK International, Inc. issued a press release to report its financial results for its second fiscal quarter ended December 31, 2003.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 10, 2004

SMTEK INTERNATIONAL, INC.

By:	/s/ Kirk A. Waldron
Name:	Kirk A. Waldron
Its:	Senior Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated February 4, 2004.